UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 23, 2014

Image International Group, Inc.

(Exact Name of Registrant as Specified in Charter)

Nevada	333-189359	20-3204968
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code

Owlhead Minerals Corp

(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Effective December 23, 2014, Owlhead Minerals Corp. filed an Amendment to it Articles of Incorporation with the Nevada Secretary of State, changing its name from Owlhead Mineral Corp. to Image International Group, Inc. and increasing its authorized capital from 100,000,000 common shares with a par value of $0.001 to 1,000,000,000 shares common shares with a par value of $0.001.

Item 9.01 Financial Statements and Exhibits

3.4 Certificate of Amendment to Articles of Incorporation respecting Name Change to Image International Group, Inc. and Increase in Authorized Capital to 1,000,000,000 common shares filed with the State of Nevada dated December 22, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 29, 2014

IMAGE INTERNATIONAL GROUP, INC.

/s/ Geoff Armstrong
Geoff Armstrong, President, Secretary, Director.